Atlas Funds
Supplement dated February 7, 2006, to
Prospectus dated November 30, 2005

On Page 16 of the Prospectus, the “Strategy” for the Independence Eagle Bond Fund is replaced with the following:

This “fund of funds” invests primarily in a variety of Atlas bond funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds (sometimes called “junk bonds”), convertible securities, futures and other derivative products. The following lists the underlying Atlas funds in which the fund may invest and the approximate investment ranges which the fund intends to use as a general guideline. These ranges may be changed from time to time without approval or notice to shareholders.

Investment Range for the Portfolio
American Enterprise Bond	0%-50%
Strategic Income	0%-50%
U.S. Government and Mortgage Securities	0%-50%
Money Market	0%-20%

Under normal conditions, the fund invests in underlying Atlas Funds with at least 80% of their assets in a broad range of long, intermediate or short term bonds and will target an allocation of approximately 95% bonds, and 5% cash and money market securities. However, the allocations noted above may be modified according to the fund managers’ outlook for the economy, financial markets, and the market values of the underlying Atlas Funds.

Investments in the underlying Atlas Funds do not necessarily correspond entirely with investment in a particular type of security. Atlas bond funds may invest some of their assets in stocks, and all of the funds may invest in money market securities. Therefore, a 95% allocation of assets to the bond funds, for example, may result in less than a 95% exposure to the fixed income market.

On Page 17 of the Prospectus, the “Strategy” for the Independence Flagship Fund is replaced with the following:

This “fund of funds” is designed to provide broad diversification among equity, fixed income, and money market securities. The fund invests in a variety of Atlas Funds holding domestic and foreign stocks, small-, mid- and large-cap stocks, and growth and value stocks. To a lesser extent, the fund invests in funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds (sometimes called “junk bonds”), convertible securities, futures and other derivative products. It invests in other Atlas funds which are included in this prospectus. The following shows approximate investment ranges which the fund intends to use as a general guideline. These ranges may change from time to time without approval or notice to shareholders.

Investment Range for the Portfolio
Stock or Equity Funds	40%-80%
Bond or Fixed Income Funds	10%-40%
Cash and Money Market Funds	0%-20%

Under normal conditions, the fund will target a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. However, the allocations noted above may be modified according to the fund managers’ outlook for the economy, financial markets, and the market values of the underlying Atlas Funds.

Investments in the underlying Atlas Funds do not necessarily correspond entirely with investment in a particular type of security. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities. Therefore, a 60% allocation of assets to the stock funds, for example, may result in less than a 60% exposure to the stock market.

On Page 18 of the Prospectus, the “Strategy” for the Independence Star Spangled Fund is replaced with the following:

This “fund of funds” invests primarily in a variety of Atlas small-, mid- and large-cap equity funds holding growth and value stocks. The following lists the underlying Atlas funds in which the fund may invest and the approximate investment ranges which the fund intends to use as a general guideline. These ranges may be changed from time to time without approval or notice to shareholders.

Investment Range for the Portfolio
Emerging Growth	0%-40%
Global Growth	0%-40%
Growth Opportunities	0%-40%
S&P 500 Index	0%-40%
Strategic Growth	0%-40%
Value	0%-40%
Money Market	0%-25%

Under normal conditions, the fund will target a growth allocation of approximately 95% stocks and 5% cash and money market securities. However, the allocations noted above may be modified according to the fund managers’ outlook for the economy, financial markets, and the market values of the underlying Atlas Funds.

Atlas stock funds have no restrictions on the amount of assets that may be invested in foreign securities. It is currently anticipated that only the Global Growth Fund will invest a substantial portion of its assets in foreign securities.

Investments in the underlying Atlas Funds do not necessarily correspond entirely with investment in a particular type of security. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities. Therefore, a 95% allocation of assets to the stock funds, for example, may result in less than a 95% exposure to the stock market.

The following information supplements the information found in “Other strategies and risks of Atlas Funds” beginning on page 21.

Investment Allocations

The Adviser’s Investment Committee periodically reviews and changes the investment allocations of each Atlas Independence Portfolio among the underlying Atlas Funds.  Because Atlas Advisers is the investment adviser to the Atlas Independence Portfolios and to the other Atlas Funds, potential conflicts of interest could arise in making such allocations. Atlas Advisers believes these potential conflicts are mitigated through its management process of setting allocations by the Investment Committee comprised of the senior management of Atlas Advisers. The Investment Committee considers information from a variety of sources, including an independent consultant, OFI Institutional Asset Management, Inc., that provides research and modeling services to Atlas Advisers. Additionally, an underlying Atlas Fund may have to sell securities or invest in cash when it otherwise would not do so as a result of Atlas Independence Portfolio reallocations, which may have an adverse effect on the performance of the underlying funds and could have tax consequences.